UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 18, 2004

                                WINDSORTECH, INC.

             (Exact Name of Registrant as Specified in its Charter)



           Delaware                     000-07539              13-2599131
 (State or Other Jurisdiction of      (Commission            (IRS Employer
         Incorporation)               File Number)        Identification Number)


                       70 Lake Drive, Hightstown, NJ 08520
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (609) 426-4666



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ITEM 5. STATEMENTS AND EXHIBITS.

(c) The following exhibits is being filed or furnished with this report:

Exhibit 99.1      Text of the Resolution by Consent of Majority
                  Shareholders (solely furnished and not filed herewith, pursuant to Item 5).

Exhibit 99.2 Text of the press release dated February 20, 2004 titled "EDWARD L. CUMMINGS JOINS BOARD OF DIRECTORS OF WINDSORTECH, INC." (solely furnished and not filed herewith, pursuant to Item 5).




ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

 On February 19, 2004, Action of Consent of Majority Shareholders removed David
A. Loppert, Vice President and Asst. Treasurer of WindsorTech, Inc., from the Board of Directors of WindsorTech, Inc. Edward L. Cummings, Vice President and Chief Financial Officer of WindsorTech, Inc. was named to fill the vacancy created by Mr. Loppert's removal. Text of the Resolution by Consent of Majority Shareholders is furnished (not filed) as Exhibit 99.1 hereto. Text of the press release dated February 20, 2004 titled "EDWARD L. CUMMINGS JOINS BOARD OF DIRECTORS OF WINDSORTECH, INC." is furnished (not filed) as Exhibit 99.2. The information in Exhibits 99.1 and 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 WINDSORTECH, INC.


Date: February 20, 2004                              By: /S/  Edward Cummings
                                                     --------------------------
                                                              Edward Cummings

                                                       Vice President, Secretary